EXHIBIT 99.1
                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                         OF IMPLANT SCIENCES CORPORATION
                                  May 30, 2000


PURPOSE:

     The purpose of the Audit Committee (the "Committee") established pursuant to this charter is to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Implant Sciences Corporation and its subsidiaries (the "Company"), to approve policies relating to internal controls, to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made or to be made in internal accounting controls, to nominate independent auditors and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board from time to time may prescribe.

MEMBERSHIP:

     The Committee shall consist of at least two (2) members of the Board of Directors, each of whom are independent of management and the Company. Both committee members shall be financially literate and at least one member shall have accounting or related financial management experience. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board.

RESPONSIBILITIES:

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. The committee should take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business practice risk, and ethical behavior. The Committee shall have the authority to undertake the following duties and responsibilities:

     1. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

     2. Reviewing, and consulting with the Company's outside auditors concerning, the adequacy of the Company's system of internal controls, policies and procedures and approving policies relating to internal controls and protection of assets;


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     3.   Reviewing, and consulting with the Company's outside auditors concerning, organizational structure and qualifications of the Company's internal audit function to the extent that the size and operations of the Company warrant this function;

     4. Prior to the annual independent audit, reviewing with the independent auditors and management the auditors' proposed audit scope and approach and the areas of audit emphasis;

     5. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors, the form and content of the Company's financial statements and disclosures and the required communications from the independent auditors under generally accepted auditing standards and any applicable Securities and Exchange Commission ("SEC") regulations;

     6. Review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10Q-SB. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     7. Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10K-SB, including their judgment about the quality not just acceptability of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     8.   Reviewing the performance of the independent auditors;

     9. Reviewing and recommending to the Board the selection and retention of independent auditors;

     10.  Approving fee arrangements with the independent auditors;

     11. Reviewing, and consulting with the Company's outside auditors concerning, compliance with SEC requirements for disclosure of auditors' services and Committee members and activities;

     12. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;


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     13.  Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and approving such policies;

     14. Instituting, if necessary, special investigations and, if appropriate, hiring special counsel or experts to assist;

     15. Reviewing related party transactions for potential conflicts of interest and making recommendations to the Board of Directors with respect thereto;

     16. Providing a forum for the independent auditors to meet in closed session with the Committee;

     17. Reviewing with senior management and the independent auditors the Company's accounting and financial personnel resources;

     18. Receiving and reviewing the response of the management of the Company to any management letter or report from the independent auditors;

     19. Reviewing any dispute between management and the independent auditors and recommending action to the Board; and

     20. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Committee shall undertake such other duties as the Board delegates to it, and shall report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

     It is anticipated that the Committee will meet at least four times each year. However, the Committee may establish its own schedule. Each meeting shall include an executive session that will allow the Committee to maintain free and open communications with the Company's independent auditors.

      The Committee shall meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

      The Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof, and that unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee shall


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be the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

REPORTS:

     The Committee may present its summaries of recommendations to the Board in written or oral form. The Committee recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

MINUTES:

     The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

OTHER:

     The Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Committee:

     1. at the Company's expense and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

     2. to request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors' engagement by the Company, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Committee.

     The officers of the Company are requested to cooperate with the Committee and to render assistance to it as it shall request in carrying out its functions.


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